Fees Summary	Aug. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,310,431.01
Previously Paid Amount	0.00
Total Fee Amount	180.97
Total Offset Amount	0.00
Net Fee	$ 180.97